Adicet Bio Pipeline

Program	Target	Indication	Research	IND-Enabling	Clinical
AUTOIMMMUNE DISEASES					
ADI-001	CD20	LN & SLE	●	●	●
		SSc	●	●	●
		IIM/ SPS	●	●	●
		AAV	●	●	●
ONCOLOGY					
ADI-212	PSMA (gene-edited w/ armor)	mCRPC	●	●	○

AAV= anti-neutrophil cytoplasmic autoantibody (ANCA)-associated vasculitis; IIM= idiopathic inflammatory myopathy; LN= lupus nephritis; mCRPC= Metastatic castration-resistant prostate cancer; PSMA= Prostate specific membrane antigen; SLE= systemic lupus erythematosus; SPS= stiff person syndrome; SSC= systemic sclerosis

Adicet Bio